UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 10, 2021
_______________________________
Endo International plc
(Exact name of registrant as specified in its charter)
_______________________________

Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road
Ballsbridge, Dublin 4,	Ireland	Not Applicable
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code 011-353-1-268-2000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	ENDP	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 10, 2021, Endo International plc (the Company) held its 2021 Annual General Meeting of Shareholders (the Annual Meeting) in Dublin, Ireland. As noted below, shareholders approved all matters voted on at the Annual Meeting.
The matters voted on by shareholders at the Annual Meeting and the results of such voting are set forth below.
1.The proposal to elect, by separate resolutions, the following directors, representing all of the members of the Board of Directors of the Company (the Board), to serve until the next annual general meeting of shareholders or until their death, resignation or removal, if earlier, was approved based upon the following votes:

Nominee	Votes For Approval	Votes Against	Abstentions	Broker Non-Votes
Mark G. Barberio	155,617,712	11,364,783	85,535	29,184,386
Jennifer M. Chao	156,445,207	10,545,878	76,945	29,184,386
Blaise Coleman	158,996,720	7,995,794	75,516	29,184,386
Shane M. Cooke	148,451,363	18,529,933	86,734	29,184,386
Nancy J. Hutson, Ph.D.	158,373,068	8,621,190	73,772	29,184,386
Michael Hyatt	155,573,113	11,397,410	97,507	29,184,386
William P. Montague	155,323,681	11,657,019	87,330	29,184,386
M. Christine Smith, Ph.D.	159,062,066	7,932,823	73,141	29,184,386
2.The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers was approved based upon the following votes:

Votes for approval	110,563,339
Votes against	56,325,389
Abstentions	179,302
Broker non-votes	29,184,386
3.The proposal to renew the Board's existing authority to issue shares under Irish law was approved based upon the following votes:

Votes for approval	170,828,803
Votes against	25,306,096
Abstentions	117,517
4.The proposal to renew the Board's existing authority to opt-out of statutory pre-emption rights under Irish law was approved based upon the following votes:

Votes for approval	174,417,038
Votes against	21,612,334
Abstentions	223,044
5.The proposal to approve the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021 and to authorize the Board, acting through the Audit & Finance Committee, to determine the independent registered public accounting firm's remuneration was approved based upon the following votes:

Votes for approval	182,165,494
Votes against	14,007,439
Abstentions	79,483
6.Such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof:
None.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer and Company Secretary
Dated: June 10, 2021